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                                                                    EXHIBIT 10.2

                        BEACON EDUCATION MANAGEMENT, INC.
                          112 Turnpike Road, Suite 107
                              Westborough, MA 01581


                                 March 28, 2001


Kerinne M. Tollefsen, Vice President
NCB Capital Corporation
1401 Eye Street, N.W., Suite 700
Washington, D.C. 20005

Re:      Consent to Pledge of Subordinate Loan Documents

Dear Ms. Tollefsen:

         Reference is made to that certain:

         1. Subordination Agreement dated July 31, 2000, by and among NCB Capital Corporation, a Delaware corporation ("NCB"), Beacon Education Management, Inc., a Delaware corporation ("Beacon"), and Thurgood Marshall Academy, a Missouri nonprofit corporation incorporated pursuant to Chapter 355 RSMo ("TMA") (the "TMA Subordination Agreement"); and

         2. Subordination Agreement dated September 22, 2000, by and among NCB, (ii) Beacon, and (iii) St. Louis Charter School, a Missouri nonprofit corporation incorporated pursuant to Chapter 355 RSMo ("SLCS") (the "SLCS Subordination Agreement").

         Section 7(a) of the TMA Subordination Agreement prohibits any assignment of Beacon's interest in the loan documents entered into between Beacon and TMA that are defined as the "Subordinate Loan Documents" in the TMA Subordination Agreement (the "TMA Subordinate Loan Documents") without NCB's consent. Section 7(a) of the SLCS Subordination Agreement prohibits any assignment of Beacon's interest in the loan documents entered into between Beacon and SLCS that are defined as the "Subordinate Loan Documents" in the SLCS Subordination Agreement (the "SLCS Subordinate Loan Documents") without NCB's consent.

         Beacon now desires to pledge the TMA Subordinate Loan Documents and the SLCS Subordinate Loan Documents (collectively, the "Subordinate Loan Documents") to KinderCare Learning Centers, Inc., a Delaware corporation ("KinderCare"), pursuant to a Pledge and Security Agreement to be entered into by and between Beacon and KinderCare in the form attached hereto as Exhibit A (the "Pledge and Security Agreement"), to secure Beacon's indebtedness to KinderCare as evidenced by the Temporary Loan Note (as defined in the Pledge and Security Agreement). Beacon hereby requests that NCB consent to the pledge of the Subordinate Loan Documents by Beacon to KinderCare.
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         Please sign where indicated below and return the original of this letter to me. Thank you for your cooperation in this matter.

                                           BEACON EDUCATION MANAGEMENT, INC.


                                           By: /s/ William R. DeLoache, Jr.
                                               ---------------------------------
                                                   Chairman


                         ACKNOWLEDGMENT AND AGREEMENT OF
                        KINDERCARE LEARNING CENTERS, INC.

         KinderCare hereby acknowledges and agrees that: (i) the Subordinate Loan Documents to be pledged to KinderCare by Beacon, as collateral pursuant to the Pledge and Security Agreement, are subject to the Subordination Agreements;
(ii) KinderCare and any other successor owner and/or holder of the Subordinate Loan Documents shall be bound by all of the terms, covenants and conditions of the TMA Subordination Agreement and SLCS Subordination Agreement; and (iii) any amendment or modification of the Pledge and Security Agreement made without the prior written consent of NCB shall from and after the effective date of any such amendment or modification invalidate and make null and void the consent of NCB to the pledge by Beacon to KinderCare of the Subordinate Loan Documents set forth below.

Dated: March 30, 2001                   KINDERCARE LEARNING
                                        CENTERS, INC.


                                        By: /s/ David J. Johnson
                                            ------------------------------------
                                        Title: Chairman and CEO

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